Exhibit 10.

JOINDER NUMBER 2005-1

TO

TAX SHARING AGREEMENT

This Joinder Number 2005-1 to Tax Sharing Agreement, dated January 20, 2006, is entered into by and between ING USA Annuity and Life Insurance Company (“ING USA”) and ING America Insurance Holdings, Inc. (“ING”), on its own behalf and on behalf of each of its subsidiaries that are currently parties to that certain Tax Sharing Agreement hereinafter described (the “Subsidiaries”).

WHEREAS, ING and the Subsidiaries are members of an affiliated group, as that term is defined in Section 1504 of the Internal Revenue Code of 1986, as amended, which expects to file a consolidated federal income tax return for each taxable year during which the Subsidiaries are includible corporations qualified to so file;

WHEREAS, ING and the Subsidiaries entered into that certain Tax Sharing Agreement attached hereto as Exhibit A (the “Agreement”) to provide for the manner of computation of the amounts and timing of payments with regard to the consolidated federal income tax return of the affiliated group for each taxable year;

WHEREAS, pursuant to Section 5 of the Agreement, subsidiaries of ING that were not immediately eligible to join the affiliated group as of the effective date of the Tax Sharing Agreement are subsequently allowed to join when they become eligible to join the affiliated group; and

WHEREAS, ING USA has become an eligible subsidiary effective January 1, 2005 and in accordance with Section 5 of the Agreement is now eligible to join the affiliated group and become a party to the Agreement;

NOW THEREFORE, in consideration of the mutual promises set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.	In accordance with Section 5 of the Agreement, effective January 1, 2005 (the “Effective Time”), ING USA has joined in and become a party to the Agreement.

2.

Notwithstanding paragraph 12 of the Agreement, with respect to ING USA, the Agreement: (i) shall be effective from and after the Effective Time; and (ii) shall apply to taxable year 2005 and to all subsequent periods unless and until amended or terminated, as provided in Section 10 of the Agreement.

3.	Except as otherwise specifically provided in this Joinder Number 2005-1, from and after the Effective Time, ING USA shall be subject to all of the terms and conditions of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Joinder Number 2005-1 to be duly executed as of the date first written above.

ING America Insurance Holdings, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Treasurer
ING USA Annuity and Life Insurance Company	By:/s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Secretary

2

Exhibit A

TAX SHARING AGREEMENT

THIS AGREEMENT is entered into by and between ING AMERICA INSURANCE HOLDINGS, INC. ("ING") and each of its undersigned Subsidiaries (“the Subsidiaries”, or in the singular “Subsidiary”).

WITNESSETH:

WHEREAS, ING and the Subsidiaries are members of an affiliated group, as that term is defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), which expects to file a consolidated federal income tax return for each taxable year during which the Subsidiaries are includible corporations qualified to so file; and

WHEREAS, it is desirable for the Subsidiaries and ING to enter into this Tax Sharing Agreement ("Agreement") to provide for the manner of computation of the amounts and timing of payments with regard thereto by ING to the Subsidiaries and by the Subsidiaries to ING, and various related matters;

NOW, THEREFORE, in consideration of the agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	AMOUNT OF PAYMENTS

a.

General - For each taxable year during which a Subsidiary is included in a consolidated federal income tax return with ING, the Subsidiary will pay to ING an amount equal to the regular federal income tax liability (including any interest, penalties and other additions to tax) that such Subsidiary would pay on its taxable income if it were filing a separate, unconsolidated return, provided that (i) Tax Assets (as defined herein) will be treated in accordance with subsection (b) of this section, (ii) intercompany transactions will be treated in accordance with income tax regulations governing intercompany transactions in consolidated returns and subject to any election which may be made by ING with regard thereto; (iii) the Subsidiary's payment will be increased to the extent that such Subsidiary generates Other Taxes, as determined in accordance with subsection (d) of this section; (iv) such computation will be made as though the highest rate of tax specified in subsection (b) of Section 11 of the Code were the only rate set forth in that subsection, and (v) such computation shall reflect the positions, elections and accounting methods used by ING in preparing the consolidated federal income tax return for ING and its Subsidiaries.

b.

Tax Assets - "Tax Asset" shall mean any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction, dividends received deduction or any other deduction, credit or tax attribute which could reduce taxes. Except as provided in subsection (c) of this section, for each taxable year during which a Subsidiary is included in a consolidated federal income tax return with ING, ING will pay to the Subsidiary an amount equal to the tax benefit of the Subsidiary's Tax Assets generated in such year. The valuation of the tax benefit attributable to a Subsidiary’s Tax Assets shall be made by ING, and shall be determined without regard to whether such Tax Assets are actually utilized in the reduction of the consolidated federal income tax liability for any consolidated taxable year.

c.

Separate Return Years - To the extent any portion of a Tax Asset of the affiliated group is carried back to a pre-consolidation separate return year of a Subsidiary (whether by operation of law or at the discretion of ING) the Subsidiary shall not be entitled to payment from ING with respect thereto. This shall be the case whether or not that Subsidiary actually receives payment for the benefit of such Tax Asset from the Internal Revenue Service ("IRS") or from the parent of a former affiliated group.

d.

Other Taxes - For any taxable year in which the affiliated group incurs taxes (other than the alternative minimum tax) such as ITC recapture, environmental tax, etc. (“Other Taxes”), such taxes, to the extent directly allocable to particular members of the affiliated group, will be paid by such members. To the extent such taxes are not directly allocable to particular members of the affiliated group, such taxes will be paid by ING and/or the Subsidiaries producing the attributes that give rise to such taxes, in the proportion that such attributes bear to the total amount of such attributes.

e.

Alternative minimum tax ("AMT") and Related minimum tax credit ("MTC")- For any taxable year in which the affiliated group incurs an AMT or utilizes a MTC, the Subsidiaries producing the attributes that give rise to the AMT or MTC shall pay to, or receive from, ING such AMT or MTC amount respectively. The calculation of the AMT or MTC shall be subject to a methodology determined by ING in its sole discretion, provided, however, that any method adopted by ING shall not be changed without prior notification to all affected Subsidiaries. Any payments required under this subsection are in addition to payments required under the previous subsections.

f.

Unless specifically approved in writing, all payments made pursuant to this Agreement by a Subsidiary shall be made by that Subsidiary, and not by any other company or business unit on behalf of such Subsidiary.

2.	INSTALLMENT PAYMENTS

a.

Determination and Timing - During and following a taxable year in which a Subsidiary is included in a consolidated federal income tax return with ING, it shall pay to ING, or receive from ING, as the case may be, installment payments of the amount determined pursuant to section 1 of this Agreement. Payments shall take place on the dates, on the bases of calculations, and in amounts that produce cumulative installments, as follows:

DATE	BASIS OF CALCULATION	CUMULATIVE INSTALLMENT
April 15	Prior year annual financial statement	25% of tax liability as determined in prior year financial statements results updated for known adjustments

June 15	March 31 three month financial statement	50% of tax liability as determined by current financial statement annualized results

September 15	June 30 six month financial statement	75% of tax liability as determined by current financial statement annualized results

December 15	September 30 nine month financial statement	100% of tax liability as determined by current financial statement annualized results

March 15	Year-end annual financial statement	100% of tax liability as determined by actual financial statements results for prior year updated for known adjustments

Not earlier than September 15 of the following year	Final tax return	100% of tax liability for prior year

The due dates, basis of calculation and cumulative installments set forth above and made during a taxable year are intended to correspond to the applicable percentages as set forth in Section 6655(e)(2)(B)(ii) of the Code. Should the Code be amended to alter such provisions, it is hereby agreed by the parties to this Agreement that the provisions will correspondingly change. ING may revise the schedule of installment payments set forth in this paragraph, and may provide for annual rather than quarterly payments in cases where amounts due fall below a certain threshold, although any such change shall be prospective and shall not take effect prior to written notice to the Subsidiaries.

b.

Estimated Taxes and Other Amounts - ING shall pay required installments of federal estimated taxes pursuant to Code section 6655, and such other amounts with respect to taxes shown on the consolidated return for the taxable year pursuant to any other applicable provision of the Code ("tax payment"), to the IRS on behalf of itself and each Subsidiary. ING shall have the sole right to determine the amount of each such tax payment with respect to the affiliated group's tax liability for the taxable year.

c.

Additional Payments by Subsidiary - Should the amount of any tax payment made by ING under this section exceed the sum of installment payments made by all Subsidiaries for any corresponding installment date pursuant to section 2 of this Agreement, ING may, in its sole discretion, determine such Subsidiary's fair and reasonable share of that excess, and notify such Subsidiary thereof and such amount shall be paid over to ING within 15 business days of the date of notification by ING. Should ING make any tax payment to the IRS on a date that does not correspond to the installment dates pursuant to section 2, each Subsidiary will pay over to ING an amount which ING may in its sole discretion, determine to be due from such Subsidiary.

d.

Penalty in Addition to Tax - If a penalty or an addition to tax for underpayment of estimated taxes is imposed on the affiliated group with respect to any required installment under section 6655 of the Code, ING shall, in its sole discretion, determine the amount of each Subsidiary's share of such penalty or addition to tax, which amount shall be paid over to ING within 15 business days of the date of notification by ING.

3.

ADJUSTED RETURNS - If any adjustments are made to the income, gains, losses, deductions or credits of the affiliated group for a taxable year during which a Subsidiary is a member, whether by reason of the filing of an amended return, or a claim for refund with respect to such taxable year, or an audit with respect to such taxable year by the IRS, the amounts due under this Agreement for such taxable year shall be redetermined by taking into account such adjustments. If, as a result of such redetermination, any amounts due under this Agreement shall differ from the amounts previously paid, then, except as provided in section 6 hereof, payment of such difference shall be made by the Subsidiary to ING or by ING to the Subsidiary, as the case may be, (a) in the case of an adjustment resulting in a refund or credit, not later than thirty (30) days after the date on which such refund is received or credit is allowed with respect to such adjustment or (b) in the case of an adjustment resulting in the assertion of a deficiency, not later than thirty (30) days after the Subsidiary is notified of the deficiency. Any amounts due to or from a Subsidiary under this section shall be determined with respect to such refund or deficiency and any penalties, interest or other additions to tax which may be imposed. ING shall indemnify each Subsidiary in the event the Internal Revenue Service levies upon such Subsidiary’s assets for unpaid taxes in excess of the amount required to be paid by such Subsidiary in relation to a consolidated federal income tax return filed pursuant to this Agreement.

4.

PROCEDURAL MATTERS - ING shall prepare and file the consolidated federal income tax return and any other returns, documents or statements required to be filed with the IRS with respect to the determination of the federal income tax liability of the affiliated group. In its sole discretion, ING shall have the right with respect to any consolidated federal income tax returns which it has filed or will file, (a) to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (ii) whether any extensions may be requested and (iii) the elections that will be made by any Subsidiary, (b) to contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of such returns by the IRS, (c) to file, prosecute, compromise or settle any claim for refund and (d) to determine whether any refunds to which the affiliated group may be entitled shall be paid by way of refund or credited against the tax liability of the affiliated group. Each Subsidiary hereby irrevocably appoints ING as its agent and attorney-in-fact to take such action (including the execution of documents) as ING may deem appropriate to effect the foregoing.

5.

ADDITIONAL MEMBERS - If future subsidiaries are acquired or created and they participate in the consolidated federal income tax filing, such subsidiaries shall join in and be bound by this Agreement. This section will also apply to subsidiaries that are not eligible immediately to join the affiliated group, when they become eligible to join the affiliated group.

6.

COMPANIES LEAVING GROUP - Except as specifically treated to the contrary herein, a Subsidiary shall be treated as having withdrawn from this Agreement when that Subsidiary ceases to be a member of the affiliated group, or upon signing a letter of intent or a definitive agreement to sell the Subsidiary. Notwithstanding any provision to the contrary in section 2 hereof, amounts payable to or receivable from ING shall be recomputed with respect to the withdrawing Subsidiary, including an estimate of the remaining taxes actually payable or receivable upon the filing of the consolidated tax return for the year of withdrawal, as of the last day such Subsidiary is a member of the affiliated group. Any amounts so computed as due to or from ING to or from an existing Subsidiary shall be paid prior to its leaving the group, provided, however, that any deficiency or excess of taxes determined on the basis of the tax return filed for the year of withdrawal, and paid to or from ING related to the tax liability of the withdrawing Subsidiary for the portion of the year of withdrawal during which it had been a member of the affiliated group, shall be settled not later than November 15 of the year following the year of the date of withdrawal, in accordance with section 2 of this Agreement.

The extent to which ING or such Subsidiary is entitled to any other payments as a result of adjustments, as provided in section 3 hereof, determined after such Subsidiary has left the affiliated group but affecting any taxable year during which this Agreement was in effect with respect to ING and such Subsidiary, shall be provided for pursuant to a separate written agreement between ING and the former Subsidiary, or its new owner, or in the absence of such agreement, pursuant to the provision of section 3 hereof. Tax benefits arising from the Tax Assets of former Subsidiaries carried back to tax years during which a Subsidiary was a member of the affiliated group shall not be refunded to the Subsidiary, unless specifically provided for pursuant to a separate written agreement between ING and the former Subsidiary, or its new owner.

In the case of any Tax Asset of a Subsidiary (i) that arose in a consolidated taxable year during which it was a member of the affiliated group, (ii) for which the Subsidiary was paid by ING pursuant to Section 1(b) of this Agreement, and (iii) which has not been utilized in the reduction of the consolidated federal income tax liability of the affiliated group for any consolidated taxable period ending on or before the date that the Subsidiary leaves the group, the Subsidiary shall repay to ING prior to the time it leaves the group the amount of the tax benefit previously received with respect to the Tax Asset.

7.

BOOKS AND RECORDS - The books, accounts and records of ING and the Subsidiaries shall be maintained so as to provide clearly and accurately the information required for the operation of this Agreement. Notwithstanding termination of this Agreement, all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the consolidated federal income tax return shall be made available to ING and/or any Subsidiary during regular business hours. Records will be retained by ING and by each Subsidiary, in a manner satisfactory to ING, adequate to comply with any audit request by the IRS or appropriate State taxing authority, and, in any event to comply with any record retention agreement entered into by ING or any Subsidiary with such taxing authority.

8.

EARNINGS AND PROFITS - The earnings and profits of ING and the Subsidiaries shall be determined during the period in which they are members of the affiliated group filing a consolidated tax return by allocating the consolidated tax liability in accordance with Income Tax Regulations §§1.1552-1(a)(2) and 1.1502-33(d)(3).

9.

ESCROW AGREEMENTS - The parties hereto agree that, to the extent required by applicable law, they shall enter into and file with appropriate jurisdictions any escrow agreements or similar contractual arrangements with respect to the taxes covered by this Agreement. The terms of such agreements shall, to the extent set forth therein, and with respect to the parties thereto, prevail over the terms of this Agreement.

10.

TERMINATION - This Agreement shall be terminated if ING and the Subsidiaries agree in writing to such termination or if the affiliated group fails to file a consolidated federal income tax return for any taxable year.

11.

ADMINISTRATION - This Agreement shall be administered by the Vice President of Taxes of ING or, in his/her absence, by any other officer of ING so designated by the Controller of ING. Disputes between ING and any Subsidiary shall be resolved by the Vice President of Taxes of ING or other designated officer and the senior financial officer of each Subsidiary involved in the dispute.

12.

PERIOD COVERED - This Agreement shall be effective with respect to each party thereto upon signing by such party, and shall supersede all previous agreements between ING and any Subsidiary with respect to the matters contained herein and such previous agreement shall thereupon terminate. The Agreement shall apply to the taxable year 2001, to all prior taxable years which are open to adjustments as provided in section 3 hereof (to the extent not subject to any separate tax sharing agreement) and to all subsequent periods unless and until amended or terminated, as provided in section 10 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Tax Sharing Agreement.

ING America Insurance Holdings, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Treasurer
Cyberlink Development, LLC	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
GAC Capital, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
ING America Life Corporation	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
ING Fund Services Co., LLC	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
ING Mutual Funds Management Co., LLC (merged into ING Investments, LLC in 2001)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
ING North America Insurance Corporation	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Life of Georgia Agency, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer

Life Insurance Company of Georgia	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Lion Custom Investments, LLC	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Lion II Custom Investments, LLC	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
MIA Office Americas, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Orange Investment Enterprises, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
QuickQuote, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
QuickQuote Financial, Inc.	By: /s/ Eric Banta Name: Eric Banta Title: Assistant Secretary
QuickQuote Systems, Inc.	By: /s/ Eric Banta Name: Eric Banta Title: Assistant Secretary
Southland Life Insurance Company	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer

Springstreet Associates, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
First Columbine Life Insurance Company	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
First Secured Mortgage Deposit Corporation	By: /s/ Jeffrey William Seel Name: Jeffrey William Seel Title: President and Director
First ING Life Insurance Company of New York	By: /s/ Eric G. Banta Name: Eric G. Banta Title: Secretary
ING America Equities, Inc.	By: /s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Secretary
Midwestern United Life Insurance Company	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Security Life of Denver Insurance Company	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Security Life Assignment Corporation	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
UC Mortgage Corp	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax

ING Brokers Network, LLC (fka ING Advisors Network, Inc.)	By: /s/ John S. Simmers Name: John S. Simmers Title: Chief Executive Officer
ING Insurance Agency, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Chief Executive Officer
IFG Advisory Services, Inc. (aka Associated Financial Planners, Inc.)	By: /s/ Glenn Black Name: Glenn Black Title: Vice President, Taxation
Carnegie Financial Corporation	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Carnegie Securities Corporation	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Compulife Agency, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Compulife, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
Compulife Investor Services, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
IFG Advisory, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer

IFG Agency, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Agency of Ohio, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Brokerage Corp.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Insurance Agency of Massachusetts, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Insurance Services, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Insurance Services of Alabama, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Network, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
IFG Network Securities, LLC	By: /s/ Glenn Black Name: Glenn Black Title: Vice President and Tax Officer
IFG Services, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer

Investors Financial Group, LLC	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Investors Financial Planning, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
National Alliance for Independent Portfolio Managers, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Pennington, Bass & Associates, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Planned Investments, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
Planned Investment Resources, Inc.	By: /s/ E. Paul Stewart Name: E. Paul Stewart Title: Treasurer
MFSC Insurance Agency of California, Inc.	By: /s/ Douglas G. Temple-Trujillo Name: Douglas G. Temple-Trujillo Title: Director
MFSC Insurance Agency of Massachusetts, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
MFSC Insurance Agency of Nevada, Inc.	By: /s/ Douglas G. Temple-Trujillo Name: Douglas G. Temple-Trujillo Title: Director

MFSC Insurance Agency of Ohio, Inc.	By: /s/ Douglas G. Temple-Trujillo Name: Douglas G. Temple-Trujillo Title: Director
MFSC Insurance Agency of Texas, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
Multi-Financial Group, Inc.	By: /s/ Douglas G. Temple-Trujillo Name: Douglas G. Temple-Trujillo Title: Director
Multi-Financial Securities Corporation	By: /s/ Douglas G. Temple-Trujillo Name: Douglas G. Temple-Trujillo Title: Director
PMG Agency, Inc.	By: /s/ Luke F. Baum Name: Luke F. Baum Title: Vice President
VESTAX Capital Corporation	By: /s/ Valerie G. Brown Name: Valerie G. Brown Title: Director
VESTAX Securities Corporation	By: /s/ Luke F. Baum Name: Luke F. Baum Title: Vice President, Chief Operating Officer and SROP
VTX Agency, Inc.	By: /s/ R. Jack Conley Name: R. Jack Conley Title: Vice President, Secretary and Treasurer

VTX Agency of Massachusetts, Inc.	By: /s/ R. Jack Conley Name: R. Jack Conley Title: Vice President, Secretary and Treasurer
VTX Agency of Michigan, Inc.	By: /s/ R. Jack Conley Name: R. Jack Conley Title: Vice President, Secretary and Treasurer
VTX Agency of Texas, Inc.	By: /s/ Luke F. Baum Name: Luke F. Baum Title: President, Secretary and Treasurer
ING Payroll Management, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Treasurer
Directed Services, Inc.	By: /s/ David Lee Jacobson Name: David Lee Jacobson Title: Senior Vice President and Assistant Secretary
Equitable of Iowa Companies, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
ING Funds Distributor, Inc. (fka ING Pilgrim Securities, Inc.; fka Pilgrim Securities, Inc.)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
Locust Street Securities, Inc.	By: /s/ Jacqueline C. Conley Name: Jacqueline C. Conley Title: Vice President, Compliance

LSSI, Inc.	By: /s/ Jacqueline C. Conley Name: Jacqueline C. Conley Title: Secretary
LSSI Massachusetts Insurance Agency, Inc.	By: /s/ Karl Lindberg Name: Karl Lindberg Title: President and Secretary
LSSI North Carolina, Inc.	By: /s/ Karl Lindberg Name: Karl Lindberg Title: President and Secretary
LSSI Nevada, Inc.	By: /s/ Jacqueline C. Conley Name: Jacqueline C. Conley Title: Secretary
LSSI Ohio Agency, Inc.	By: /s/ Karl S. Lindberg Name: Karl S. Lindberg Title: Vice President and Secretary
LSSI Texas, Inc.	By: /s/ Jacqueline C. Conley Name: Jacqueline C. Conley Title: Secretary
ReliaStar Financial Corp.	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Bancwest Insurance Agency, Inc.	By: /s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Assistant Secretary
Washington Square Securities, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer

Washington Square Insurance Agency, Inc. (MA)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Washington Square Insurance Agency, Inc. (TX)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Washington Square Insurance Agency, Inc. (NM)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Washington Square Insurance Agency, Inc. (OH)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
PrimeVest Financial Services, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
PrimeVest Insurance Agency of Alabama, Inc.	By: /s/ Kevin P. Maas Name: Kevin P. Maas Title: Secretary
PrimeVest Insurance Agency of New Mexico, Inc.	By: /s/ Kevin P. Maas Name: Kevin P. Maas Title: Secretary
PrimeVest Insurance Agency of Ohio, Inc.	By: /s/ Kevin P. Maas Name: Kevin P. Maas Title: Secretary
PrimeVest Insurance Agency of Oklahoma, Inc.	By: /s/ Kevin P. Maas Name: Kevin P. Maas Title: Secretary

PrimeVest Insurance Agency of Texas, Inc.	By: /s/ LeAnn Rummel McCool Name: LeAnn Rummel McCool Title: Sole Director and President, Secretary and Treasurer
Branson Insurance Agency, Inc.	By: /s/ Kevin P. Maas Name: Kevin P. Maas Title: Secretary
Express America TC, Inc.	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
EAMC Liquidation Corp.	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
Granite Investment Services, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
ReliaStar Investment Research, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
ReliaStar Payroll Agent, Inc.	By: /s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Secretary
ING Capital Corporation, LLC (fka ING Pilgrim Capital Corporation; fka Pilgrim Capital Corporation; fka Pilgrim Holdings Corporation)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
ING Pilgrim Funding, Inc. (fka Pilgrim Funding, Inc.)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller

ING Funds Services, LLC (fka ING Pilgrim Group, LLC; fka Pilgrim Group, LLC)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
ING Investments, LLC (fka ING Pilgrim Investments, LLC; fka Pilgrim Investments, Inc.)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
ING Re Underwriters, Inc. (fka ReliaStar Managing Underwriters, Inc.)	By: /s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Secretary
ING National Trust (fka ReliaStar National Trust Company)	By: /s/ Robert J. Scalise Name: Robert J. Scalise Title: Assistant Vice President, Finance
Northeastern Corporation	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
Successful Money Management Seminars, Inc.	By: /s/ Duane Pfaff Name: Duane Pfaff Title: Vice President
Financial Northeastern Corporation	By: /s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Secretary
FNC Insurance Services, Inc.	By: /s/ Jeffrey P. Zage Name: Jeffrey P. Zage Title: Secretary
Financial Northeastern Securities, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer

Guaranty Brokerage Services, Inc. (fka Split Rock Financial, Inc.; fka Bisys Brokerage Services, Inc.)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Bancwest Investment Services, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Washington Square Insurance Agency, Inc. (AL)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Lexington Funds Distributor, Inc.	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
ING Advisors, Inc. (fka ING Pilgrim Advisors; fka ING Lexington Management Corporation)	By: /s/ Lydia L. Homer Name: Lydia L. Homer Title: Senior Vice President and Controller
Lion Connecticut Holdings Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Vice President and Tax Officer
Aetna Financial Services, Inc.	By: /s/ Paula Cludray-Engelke Name: Paula Cludray-Engelke Title: Secretary
ING Insurance Services Holding Company, Inc. (fka Aetna Insurance Agency Holding Co., Inc.)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
ING Insurance Services, Inc. (fka Aetna Insurance Agency, Inc.)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer

ING Insurance Services of Alabama, Inc. (fka Aetna Insurance Agency of Alabama, Inc.)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
ING Insurance Services of Massachusetts, Inc. (fka Aetna Insurance Agency of Massachusetts, Inc.)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Aetna Insurance Agency of Ohio, Inc.	By: /s/ Boyd G. Combs Name: Boyd G. Combs Title: Senior Vice President, Tax
ING Retail Holding Company, Inc. (fka Aetna Retail Holding Company, Inc.)	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
ING Retirement Services, Inc. (fka Aetna Retirement Services, Inc.)	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
ING Retirement Holdings, Inc. (fka Aetna Retirement Holdings, Inc.)	By: /s/ David Pendergrass Name: David Pendergrass Title: Senior Vice President and Treasurer
ING Insurance Services Holding Company, Inc. (fka Aetna Service Holding Company, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
Systematized Benefits Administrators, Inc.	By: /s/ Joseph J. Elmy Name: Joseph J. Elmy Title: Tax Officer
FNI International, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary

Financial Network Investment Corporation	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
FN Insurance Services, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Executive Vice President and Secretary
FN Insurance Agency of Massachusetts, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Secretary
FN Insurance Agency of New Jersey, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
FN Insurance Services of Nevada, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Secretary
FN Insurance Services of Alabama, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Secretary
FN Insurance Agency of Kansas, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
ING International Insurance Holdings, Inc. (fka Aetna International, Inc.)	By: /s/ Lena A. Rabbitt Name: Lena A. Rabbitt Title: Assistant Secretary
ING International Nominee Holdings, Inc. (fka AE Five, Incorporated)	By: /s/ Lena A. Rabbitt Name: Lena A. Rabbitt Title: Assistant Secretary

ALICA Holdings, Inc.	By: /s/ David Pendergrass Name: David Pendergrass Title: Vice President and Treasurer
Aetna Capital Holdings, Inc.	By: /s/ Scott Burton Name: Scott Burton Title: Assistant Secretary
Aetna International Fund Management, Inc.	By: /s/ Scott Burton Name: Scott Burton Title: Assistant Secretary
Financial Network Investment Corporation of Hawaii	By: /s/ John S. Simmers Name: John S. Simmers Title: Secretary
Financial Network Investment Corporation of Hilo, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
Financial Network Investment Corporation Of Honolulu	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
Financial Network Investment Corporation of Kauai, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
Financial Network Investment Corporation of Puerto Rico, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Corporate Secretary
FN Insurance Services of HI, Inc.	By: /s/ John S. Simmers Name: John S. Simmers Title: Vice President and Corporate Secretary